SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                         Date of Report: April 24, 2003


                             Celerity Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-23279         52-2050585
         --------                      ---------         ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
     of  incorporation)              File  Number)  Identification  No.)



122  Perimeter  Park  Drive
Knoxville,  Tennessee  37922
(Address  of  principal  executive  offices)


Registrant's  telephone  number,  including  area  code:  (865)  539-5300

Item  4.    Changes  in  Registrant's  Certifying  Accountant.

     On April 24, 2003, Celerity Systems, Inc., (the "Company") notified HJ & Associates, ("HJ") that the Company has dismissed HJ as its auditor. On April 25, 2003, the Company engaged Marcum & Kliegman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2003. The action to engage Marcum & Kliegman, LLP was taken upon the unanimous approval of the Audit
Committee  of  the  Board  of  Directors  of  the  Company.

     During the last two fiscal years ended December 31, 2002 and December 31, 2001 and through April 24, 2003, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ would have caused HJ to make reference to the matter in its reports on the Company's financial statements, and (ii) HJ's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended December 31, 2002 and December 31, 2001 and through April 24, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. HJ 's opinion in its report on the Company's financial statements for the year ended December 31, 2002 and 2010, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

     During the two most recent fiscal years and through April 24, 2003, the Company has not consulted with Marcum & Kliegman, LLP regarding either:

     (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Marcum & Kliegman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (b) any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 28, 2003, is filed as Exhibit
99.1  to  this  Form  8-K.


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
                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CELERITY  SYSTEMS,  INC.



Date:  May  5,  2003                    By: /s/  Robert  Legnosky
                                          ----------------------------------
                                           Name:  Robert  Legnosky
                                           Its:   President

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
                                  Exhibit 99.1



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C

Gentlemen:

We  have  read  Item 4 included in the Form 8_K dated April 28, 2003 of Celerity
Systems, Inc. (Commission file no. 0-23279) filed with the Securities and Exchange Commission and are in agreement with the statement contained therein. We are not in a position to agree or disagree with the disclosures regarding Marcum & Kliegman, LLP.



HJ & Associates, LLC
Salt Lake City, Utah
April  28,  2003